FORM 8-K/A

                                  Amendment #1


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 5, 2005

                          MANAKOA SERVICES CORPORATION
                               (FORMERLY KNOWN AS
                        ELECTRONIC IDENTIFICATION, INC.)
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             (Exact Name of Registrant as Specified in its Charter)



                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


             000-27365                                  88-0440528
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    (Commission File Number)                (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)



Item 2.01  Completion of Acquisition of Disposition of Assets

The following description is a summary and is qualified in its entirety by the full terms and conditions that are filed herewith in the exhibit listed below.

Manakoa Services Corporation ("Manakoa") (PK:MKOS) has acquired Vigilant Network Technologies, Inc. (VNT), a wholly owned subsidiary of UTEK Corporation ("UTEK"), in a stock for stock transaction.

VNT holds an exclusive license to an advanced network topology mapper and quarantine software system, developed and currently in use at Los Alamos National Laboratory. The network topology mapper can rapidly scan an entire network and can quarantine any area down to an individual user to halt the pread of a virus. The licensed technology is independent of switch, hub, or router manufacturer and can be deployed and manipulated from any node in the network.


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Item 2.01 - continued

Subject to the terms and conditions of the Agreement and Plan of Acquisition, all conditions precedent to closing were fulfilled and the transaction was completed June 30, 2005. Upon completion, the acquisition was made effective as of the date the Agreement and Plan of Acquisition was signed, July 1, 2005. All outstanding VNT shares were acquired from UTEK by MANAKOA in exchange for 5,365,854 shares of Manakoa common stock, all issued to UTEK. At this time, Manakoa will continue to hold VNT, as a wholly-owned subsidiary of MANAKOA.

The License Agreement held by VNT is with The Regents of the University of Cal-ifornia having its prinicpal office in Oakland, California ("Licensor"). The license entitles VNT to use certain software owned by Licensor ("Software") and certain intellectual property relating to part of the software for which Licensor has applied for a patent (the "Invention"). VNT may use this Software and Invention and derivatives thereof to train and certify personnel to enable such personnel to perform testing and assessment of enterprise vulnerabilities.

The Software consists of three parts: certain Network Topology Mapper Patent (S#102,394; Network Mapper Software (Copyright C-05,071) and Quantine Software (Copyright C-05,069) which were developed in the course of the University's research and development at Los Alamos National Laboratory.

The University desires that such Technology be developed and utilized to the fullest extent possible so as to enhance the accrual of economic and technological benefits to the U.S. domestic economy, and is therefore willing to grant an exclusive license in Patent Rights and Copyrights that protect the Technology.

The University grants to the Licensee an exclusive worldwide right and license to make, have made, use, import, sell and offer to sell, and have sold Licensed Inventions under the Patent Rights, with the right to sublicense others. The University expressly reserves the right to use the Technology, including the right to make, have made, use and have used Licensed Invesntions for any noncommercial purpose, including, but not limited to, Cooperative Research and Development Agreements, Work for Others Agreements, and User Facility Agreements.

In consideration for the License, the Licensee (VNT) has agreed to the following fees and royalties. VNT has made an initial, nonrefundable License Issue Fee payment of $100,000 upon execution of this License Agreement. VNT will pay a royalty of five percent (5.0%) of its net sales during the term of this License Agreement.

Starting in July 2006, certain minimum Annual License Fees must be made to maintain the license ($10,000 in 2006, rising to $40,000 in 2009 and years thereafter through 2021). In addition, VNT will pay eighty percent (80%) of all consideration, including, but not limited to, royalties, equity, and sublicense issue and annual fees received from sublicensee(s) in consideration for the Licensed Invention for the life of the sublicense in cases where the University is involved in the development of the sublicense within the first twelve (12) months after execution of this agreement. In cases where the Company developed the sublicense without the involvement of the University, the University will receive fifty percent (50%). The Licensee will not owe any consideration to the University for the first thirty-five thousand dollars ($35,000) (cumulative) of sublicense issue fees paid to the Licensee during the first twelve (12) months after execution of this license for sulicense where the University was involved in the development of the sublicens.


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Item 2.01 - continued

VNT shall prepay a $15,000 fee for licensing technical assistance to assist implementation of the Licensed Technology to be utilized by Licensee. Specifics of the technical assistance program will be defined by mutual agreement subsequent to the execution of the license agreement. Any amount not used in excess of $1,000 will be returned to the licensee.

VNT will present a revised commercialization plan to the University within ninety (90) days of the execution of this agreement. If the commercialization plan is deemed unacceptable by the University for the appropriate commercialization of this technology, this exclusive license agreement shall terminate and my be converted to a non-exclusive license agreement. If this license agreement is converted to a non-exclusive license, then the University will refund to the Licensee fifty-thousand dollars ($50,000) from the original license issue fee.

The Licensee will demonstrate a working (beta) version of the software on or before Januray 1, 2006.

The Licensee will make first sales of a commercial product based on Licensed Invention on or before July 1, 2006.

If the minimum royalties are not paid, or the other amounts described above are not paid, Licensor may convert the entire license into a non-exclusive license or terminate the license, at Licensor's sole discretion.

Item 9.01A Financial Statements of Business Acquired

VNT was created by UTEK to hold the above described license. The sole assets of VNT are the license agreement described above. VNT has had no operations. Audited financial statements reflecting these two assets are attached to Exhibit
2.1 being filed herewith as Exhibit B.

Exhibit 2.1         Agreement and Plan of Acquisition  between  Vigilant Network
                    Technologies,Inc.   (VNT),   UTEK  Corporation  and  Manakoa
                    Services Corporation, Signed June 30, 2005.

Exhibit 99.1        Press Release of MANAKOA SERVICES CORPORATION, dated July 5,
                    2005,   reporting  MANAKOA  SERVICES   CORPORATION  Acquires
                    Vigilant Network Technologies, Inc. (VNT).

Exhibit 99.2 VNT Audited Financial Statements for the period of June 14, 2005 (Inception) through July 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)

Dated: November 18, 2005                     By: /s/ James C. Katzaroff
                                             -----------------------------------
                                             Name:  James C. Katzaroff
                                             Title: Chief Executive Officer

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